Exhibit 10.8

Project No.:  0001

Class of Work:  Grading, Streets, Sew

& Utiliti

OTTER TAIL AG. ENTERPRISES, LLC.
OTTER TAIL COUNTY, MINNESOTA

CONTRACT

FOR CONSTRUCTION

This agreement made this 24th day of October, 2006, between OTTER TAIL AG. ENTERPRISES,  LLC., Minnesota, herein called the “Contracting Officer”, and Riley Brothers Companies herein called  the “Contractor”. Witnesseth that the Contractor, in consideration of the payment of the contract price therefor, amounting substantially to TWO MILLION, NINE HUNDRED FORTY THOUSAND, FOUR HUNDRED FIFTY-THREE AND 35/100 dollars ($2,940,453.35), agrees to furnish all materials (except such as are specified to be furnished by the Contracting Officer, if any), all necessary tools and equipment, and do and perform all the necessary work and labor for the full completion of the project:

As shown in the approved plans, for the unit prices and compensation set forth and as specified in the attached summary of contract unit prices, which is hereto attached as pages 1-6 of Exhibit A and hereby made a part of this agreement, all in accordance with the plans, specifications and special provisions therefor on file in the office of the contracting officer and hereby made a part of this agreement.

The Contractor agrees that the work shall be done and performed in the best and most workmanlike manner; that all materials and labor shall be in strict conformity in every respect with the plans, specifications and special provisions for the improvement, shall be subject to inspection and approval of the Contracting Officer or a duly authorized member of Otter Tail Ag. Enterprises, LLC, and in case any material or labor supplied shall be rejected by the Contracting Officer or engineer as defective or unsuitable, then such rejected material shall be removed, and replaced with approved material and the rejected labor shall be done anew to the satisfaction and approval of the Contracting Officer or engineer and at the cost and expense of the Contractor.

The Contractor further agrees that he will commence work hereunder within seven (7) days of the notice to proceed and to prosecute said work and have the work fully completed to the satisfaction and approval of Otter Tail Ag. Enterprises, LLC within the following schedule, based on a notice to proceed issued on October 23, 2006. If the date of the notice to proceed is changed, the schedule for completion will be changed by the same number of calendar days.

1- C

BID PACKAGE	DESCRIPTION	CONTRACT TIME/COMPLETION DATE	Liquidated Damages
A

Excavation of storm water pond; construction of mechanical contractor staging area; establishment of subgrade for semi parking, dryer road, ethanol storage road, and southwest outbound road; and placement of 6 inches of class 5 modified aggregate and installation of associated storm sewer/culvert. Establish subgrade for DDGS, DD&E and Maintenance Building

		November 10, 2006	$5,000 per day
A	Establish subgrade for MPB and Fermentation Buildings	November 22, 2006	Per MnDOT Table 1807-1
A	Establish subgrade for remaining buildings and railroad.	June 15, 2007	Per MnDOT Table 1807-1
A	Complete remaining work in bid package, less final stabilization.	June 15, 2007	Per MnDOT Table 1807-1
B	Whole Bid Package –“Non-Contact Cooling Water Discharge” Work shall not commence prior to May 1, 2007 without OWNER’S permission.	September 15, 2007	Per MnDOT Table 1807-1
C	Whole Bid Package – “Storm Water Outfall”	November 10, 2006	Per MnDOT Table 1807-1
D	40% of each material	November 10, 2006	Per MnDOT Table 1807-1
D	Remaining material	April 1, 2007	Per MnDOT Table 1807-1
A ALTERNATE	Whole Bid Package- “Surfacing with Bituminous Entrance Road” Work shall not commence prior to July 15, 2007	October 1, 2007	Per MnDOT Table 1807-1

Time is the essence of this contract for prompt completion, and if the Contractor shall fail to complete the work within the time herein specified, Otter Tail Ag. Enterprises, LLC shall have the right to deduct from the unpaid part of the contract price, the amount, or amounts specified above, or, if no moneys shall be due the contractor, to recover damages in accordance with said specifications for each and every working day thereafter during which the contract shall remain unfinished and incomplete, such damages being hereby agreed upon as liquidated damages in lieu of actual damages occasioned by such delay, but special provisions, if any, contained in the proposal are also continued in effect and shall be read and construed as part of this provision as to the completion and liquidated damages for delay.

2- C

It is however, agreed that upon receipt of written notice from the Contractor of the existence of causes over which the Contractor has no control and which will delay the completion of the work, the Contracting Officer in his discretion, and in accordance with the specifications, may extend the date herein before specified for completion, and in such case the Contractor shall become liable for said liquidated damages only for failure to perform with in the time so extended.

It is agreed, also, that delays caused by the elements or by strikes or other combined action of workmen employed in the construction or in the transportation of materials, but in no part caused or resulting from default or collusion on the part of the Contractor, shall be excused to the extent which the Contracting Officer may find and determine such conditions to have delayed completion within the time limit, but the judgment of the Contracting Officer in fixing such amount shall be final and conclusive upon the parties hereto.

It is distinctly understood and agreed that no claims for extra work done for materials furnished by the Contractor will be allowed by the Contracting Officer except as provided herein, nor shall the Contractor do any work or furnish any materials not covered by the plans, specifications, special  provisions, and this contract, unless such work is first ordered in writing as provided in the specifications.

Any such work or materials which may be done or furnished by the Contractor without such written order first being given shall be at his own risk, cost and expense, and he hereby agrees that without such written order he will make no claim for compensation for work or materials so done or furnished.

It is further agreed, anything to the contrary herein notwithstanding, that the OTTER TAIL AG. ENTERPRISES, LLC., Minnesota, its Contracting Officer and Engineer shall not be personally liable or responsible in any manner to the Contractor, Subcontractors, Materialmen, Laborers, or to any other person or persons whomsoever, for any claim, demand, damages, actions or causes of action of any kind or character arising out of or by reasons of the execution of this agreement or the performance and completion of the work and improvement provided herein.

3- C

Dated at Fergus Falls, Minnesota, this 25th day of October, 2006

Signatures for OTTER TAIL AG. ENTERPRISES, LLC, of Fergus Falls, Minnesota

	By	/s/ Kelly Longtin	Title	CEO

	Attest:	/s/ Kent Mattson	Title	Attorney

Signatures for:	/s/ John Riley - Partner		Contractor

/s/ Riley Bros Construction Inc

ACKNOWLEDGMENT
OF AUTHORIZED OTTER TAIL AG. ENTERPRISES, LLC OFFICIAL’S SIGNATURES

STATE OF MINNESOTA
COUNTY OF OTTER TAIL       } ss

Jerry Larson, being first duly sworn, deposes and says that    he is an authorized representative of OTTER TAIL AG. ENTERPRISES, LLC., in the County of Otter Tail, and the State of Minnesota:    he has read the foregoing contract and knows the contents thereof, and that the same is true of his own knowledge; and that this contract is made by the authority of OTTER TAIL AG. ENTERPRISES, LLC of Fergus Falls, Minnesota.

Subscribed and sworn to before me this					/s/ Jerry Larson
					Authorizing Agent
25th	day of	October	,	2006

/s/ Kent Mattson
NOTARY PUBLIC

4- C

INDIVIDUAL OF CO-PARTNERSHIP ACKNOWLEDGMENT

OF CONTRACTOR’S SIGNATURE

STATE OF MINNESOTA
COUNTY OF } ss.

On this day of , 20 , before me personally appeared

to me personally known to be the person        described herein and also who executed the foregoing contract and acknowledged that      he      executed the same as                                           free act and deed.

(SEAL)

CORPORATE ACKNOWLEDGMENT

FOR CONTRACTOR

STATE OF MINNESOTA
COUNTY OF OTTER TAIL	ss:

On this 25th day of, October, 2006, before me appeared John Riley and                       to me personally known, who, being by me duly sworn, did say that they are respectively Vice President and                            of Riley Bros. Construction, Inc., a corporation; that the seal affixed to the foregoing instrument is the corporate seal of the corporation, and that said instrument was executed in behalf of the corporation by authority of its board of directors; and they acknowledge said instrument to be the free act and deed of the corporation.

(SEAL)	/s/ Kent Mattson

NOTE: If the contractor is a corporation, this should be signed by at least two executive officers, same being the president and secretary, or vice-president and secretary, and the corporate seal attached. If the contractor is a co-partnership, this should be signed by all members of the co-partnership.

5- C

CONTRACT UNIT PRICES	EXHIBIT A	OTTER TAIL AG ENTERPRISES, LLC
OCTOBER 24, 2006		ETHANOL PLANT
SITE GRADING AND UTILITIES		FERGUS FALLS, MINNESOTA

SITE PACKAGE A - Earthwork and Utilities

ITEM NO.	SPEC. REF.	ITEM DESCRIPTION	UNITS	EST. QUAN.	UNIT PRICE	EXTENDED PRICE
1	2021.501	MOBILIZATION	LUMP SUM	1	$50,000.00	$50,000.00
2	2101.501	CLEARING	ACRE	80	$2,000.00	$120,000.00
3	2101.506	GRUBBING	ACRE	1	$2,000.00	$2,000.00
4	2104.501	REMOVE DRAIN PIPE	LIN FT	2450	$4.00	$9,800.00
5	2105.501	COMMON EXCAVATION	CUYD	285000	$2.10	$598,500.00
6	SEE SITE PACKAGED
7	SEE SITE PACKAGED
8	2211.501	AGGREGATE BASE CLASS 5(MOD)	TON	10540	$5.90	$62,186.00
9	SEE SITE PACKAGE A ALTERNATE 2
10	2211.501	RAILROAD SUBBALLAST (CLASS 5 PER ITEM NO. 9F)	TON	19000	$5.90	$112,100.00
11	SEE SITE PACKAGED A ALTERNATE 2
12	SEE SITE PACKAGED A ALTERNATE 2
13	SEE SITE PACKAGED A ALTERNATE 2
14	2501.511	12” RC PIPE CULVERT	LIN FT	52	$28.00	$1,736.00
15	2501.511	15” RC PIPE CULVERT	LIN FT	55	$30.00	$1,650.00
16	2501.511	18” RC PIPE CULVERT	LIN FT	117	$33.00	$3,861.00
17	2501.511	21” RC PIPE CULVERT	LIN FT	174	$34.00	$5,916.00
18	2501.511	24” RC PIPE CULVERT	LIN FT	387	$38.00	$14,706.00
19	2501.511	27” RC PIPE CULVERT	LIN FT	175	$47.00	$8,225.00
20	2501.511	36” RC PIPE CULVERT	LIN FT	280	$70.00	$19,600.00
21	NOT USED
22	2501.515	12” RC PIPE APRON	EACH	2	$375.00	$750.00
23	2501.515	15” RC PIPE APRON”	EACH	2	$400.00	$800.00
24	2501.515	18” RC PIPE APRON”	EACH	4	$425.00	$1,700.00
25	2501.515	21” RC PIPE APRON”	EACH	4	$450.00	$1,800.00
26	2501.515	24” RC PIPE APRON”	EACH	1	$500.00	$500.00
27	2501.515	27” RC PIPE APRON”	EACH	4	$600.00	$2,400.00
28	2501.515	36” RC PIPE APRON”	EACH	4	$800.00	$3,200.00
29	2501.515	48” RC PIPE APRON”	EACH	3	$1,200.00	$3,600.00
30	SEE SITE PACKAGE C
31	SEE SITE PACKAGE C
32	2503.511	4” PIPE DRAIN CLEANOUT (SAS)	EACH	24	$140.00	$3,360.00
33	SEE SITE PACKAGE D
34	2503.511	12” PVC PIPE SEWER (STS)	LIN FT	1200	$32.00	$38,400.00

ITEM NO.	SPEC. REF.	ITEM DESCRIPTION	UNITS	EST. QUAN.	UNIT PRICE	EXTENDED PRICE
35	SEE SITE PACKAGE B
36	2503.511	15” PVC PIPE SEWER (STS)	LIN FT	166	$25.00	3,900.00
37	2503.511	18” PVC PIPE SEWER (STS)	LIN FT	51	$30.00	$1,530.00
38	2503.511	24” PVC PIPE SEWER (STS)	LIN FT	206	$31.00	$8,386.00
39	2503.511	27” PVC PIPE SEWER (STS)	LIN FT	166	$36.00	$5,976.00
40	2503.511	18” RC PIPE SEWER CLASS III (STS)	LIN FT	359	$33.00	$11,847.00
41	SEE SITE PACKAGE B
42	2503.511	27” RC PIPE SEWER CLASS III (STS)	LIN FT	177	$46.00	$8,142.00
43	2503.511	42” RC PIPE SEWER CLASS III (STS)	LIN FT	351	$92.00	$32,292.00
44	2503.511	48” RC PIPE SEWER CLASS III (STS)	LIN FT	465	$112.00	$52,192.00
45	2503.511	6” PVC PIPE SEWER (TRUCK AND RAIL LOADOUT DRAIN PIPES)	LIN FT	1160	$19.00	$22,040.00
46	2503.511	6” PVC PIPE BEND 90 DEGREE (LOADOUT DRAIN PIPE)	EACH	5	$60.00	$360.00
47	2503.511	4” PVC PIPE SEWER (SAS)	LIN FT	2378	$18.00	$42,768.00
48	2503.602	4” x 4” PVC WYE	EACH	27	$40.00	$1,080.00
49	2503.602	AIR RELEASE VALUE AND MANHOLE	EACH	1	$3,000.00	$3,000.00
50	SEE SITE PACKAGE B
51	2503.602	LIFT STATION	LUMP SUM	1	$35,000.00	$35,000.00
52	SEE SITE PACKAGE B
53	2504.603	2” PVC FORCE MAIN (SAS)	LIN FT	195	$20.00	$3,900.00
54	2504.603	6” PVC HYDRANT LEAD. C900	LIN FT	10	$29.00	$290.00
55	2504.602	2” CURB STOP & BOX. CORPORATION AND SADDLE	EACH	6	$400.00	$2,400.00
56	2504.602	8” BEND 45 DEGREE (MJ-DI)	EACH	1	$180.00	180.00
57	2504.602	8” BEND 90 DEGREE (MJ-DI)	EACH	1	$190.00	190.00
58	2504.602	8”x8” REDUCER (MJ-DIJ)	EACH	1	$180.00	180.00
59	2504.602	CONNECT TO EXISTING WATER MAIN	EACH	1	$450.00	450.00
60	2504.602	8” HYDRANT	EACH	1	$2,800.00	$2,800.00
61	2504.603	2” WATER MAIN HDE (SDR 9)	LIN FT	1975	$19.00	$37,525.00
62	SEE SITE PACKAGE B
63	2504.603	16” STEEL CASING	LIN FT	300	$108,00	$32,400.00
64	2504.603	6” PVC WATERMAIN	LIN FT	732	$27.00	$19.764.00
65	2506.502	CONST DRAINAGE STRUCTURE DESIGN 60-4020	EACH	1	$2,900.00	$2,900.00
66	2506.502	CONST DRAINAGE STRUCTURE DESIGN 72-4020	EACH	2	$4,500.00	$9,000.00
67	2506.502	CONST DRAINAGE STRUCTURE DESIGN 78-4020	EACH	1	$5,500.00	$5,500.00
68	2506.502	CONST DRAINAGE STRUCTURE DESIGN 90-4020	EACH	2	$9,500.00	$19,000.00
69	2506.502	CONST DRAINAGE STRUCTURE DESIGN F (STS)	EACH	5	$1,500.00	$7,500.00

ITEM NO.	SPEC. REF.	ITEM DESCRIPTION	UNITS	EST. QUAN.	UNIT PRICE	EXTENDED PRICE
70	SEE SITE PACKAGE B
71	2506.502	CONST DRAINAGE STRUTURE DESIGN G	EACH	2	$1,800.00	$3,600.00
72	2506.502	CONST DRAINAGE STRUTURE DESIGN SPECIAL 1	LUMP SUM	1	$34,000.00	$34,000.00
73	2506.502	CONST DRAINAGE STRUTURE DESIGN SPECIAL 2	LUMP SUM	1	$14,000.00	$14,000.00
74	2506.502	CONST DRAINAGE STRUTURE DESIGN SPECIAL 3	LUMP SUM	1	$30,000.00	$30,000.00
75	2511.501	RANDOM RIPRAP CLASS I	CU YD	153	$45.00	$6,885.00
76	2511.501	RANDOM RIPRAP CLASS II	CU YD	131	$45.00	$5,895.00
77	2511.501	RANDOM RIPRAP CLASS IV	CU YD	460	$45.00	$20,700.00
78	SEE SITE PACKAGE A ALTERNATE 2
79	SEE SITE PACKAGE A ALTERNATE 2
80	SEE SITE PACKAGE A ALTERNATE 2
81	SEE SITE PACKAGE A ALTERNATE 2
82	SEE SITE PACKAGE A ALTERNATE 2
83	2563.601	TRAFFIC CONTROL	LUMP SUM	1	$1,000.00	$1,000.00
84	2564.602	TRAFFIC SIGN WITH POST	EACH	32	$337.50	$10,800.00
85	2564.602	PAVEMENT MESSAGE (RIGHT ARROW EPOXY)	EACH	1	$115.00	$115.00
86	2564.603	4” DASHED LINE YELLOW-EPOXY	LIN FT	952	$0.80	$761.60
87	2564.603	4” SOLID LINE YELLOW OR WHITE EPOXY	LIN FT	1182	$0.80	$945.60
88	2564.603	24” STOP LINE WHITE-EPOXY	LIN FT	164	$15.00	$2,460.00
89	2564.618	CROSSWALK MARKING-EPOXY	SQ FT	1164	$7.50	$6,730.00
90	2564.602	PAVEMENT MESSAGE (HANDIGAPPED SYMBOL EPOXY)	EACH	2	$135.00	$270.00
91	2565.603	6” NON-METALLIC CONDUIT (WITH CAPPED ENDS)	LIN FT	800	$19.00	$15,200.00
92	2573.530	INLET PROTECTION (TYPE D)	EACH	28	$100.00	$2,600.00
108	3137.300	COARSE AGGREGATE CA-70 (CV)	CU YD	2300	$18.00	$41,400.00

		TOTAL SITE PACKAGE A BASE				$1,636,644.20

PACKAGE A - ALTERNATE 2 - Surfacing with Bituminous Entrance Road

ITEM NO.	SPEC. REF.	ITEM DESCRIPTION	UNITS	EST. QUAN.	UNIT PRICE	EXTENDED PRICE
1F	2021.601	MOBILIZATION	LUMP SUM	1	$5,000.00	$5,000.00
9F	2211.501	AGGREGATE BASE CLASS 5	TON	16145	$5.90	$107,055.50
11F	2350.601	TYPE LV 3 WEARING COURSE MIXTURE (F)	TON	2428	$56.50	$137.182.00
12F	2350.502	TYPE LV3 NON-WEARING COURSE MIXTURE (F)	TON	3060	$54.50	$166,770.00
13F	2357.502	BITUMINOUS MATERIAL FOR TACK COAT	GAL	1139	$1.25	$1,423.75
78F	2521.501	4” CONCRETE SIDEWALK	SQ FT	3890	$3,76	$13,874.40
79F	2531.501	CONCRETE CURB & GUTTER DESIGN B618	LIN FT	552	$15.20	$8,390.40
80F	2531.507	6” CONCRETE DRIVEWAY PAVEMENT	SQ YD	1951	$40.30	$78,625.30
81F	2531.507	8” CONCRETE DRIVEWAY PAVEMENT (REINFORCED)	SQ YD	5595	$46.00	$257,370.00
82F	2531,604	8” CONCRETE VALLEY GUTTER	SQ YD	420	$48.25	$20,265.00
83F	2563.601	TRAFFIC CONTROL	LUMP SUM	1	$1,000.00	$1,000.00

TOTAL PACKAGE A, ALTERNATE 2	$796,956.35

SITE PACKAGE B - Non - Contact Cooling Water Discharge

ITEM NO.	SPEC. REF.	ITEM DESCRIPTION	UNITS	EST. QUAN.	UNIT PRICE	EXTENDED PRICE
1B	2021.501	MOBILIZATION	LUMP SUMP	1	$1,000.00	$1,000.00
2B	2101,501	CLEARING	ACRE	7	$100.00	$700.00
3B	2101.506	GRUBBING	ACRE	0.7	$4,000.00	$2,800.00
33B	2503.511	8” DUCTILE IRON PIPE	LIN FT	40	$46.00	$1.840.00
35B	2503.511	12” PVC PIPE SEWER (NCCW)	LIN FT	700	$35.00	$24.500.00
41B	2503.511	24” RC PIPE SEWER CLASS III (STS)	LIN FT	40	$40.00	$1,600.00
60B	2503.602	VACUUM / AIR RELEASE VALVE COMBO AND MANHOLE	EACH	3	$4,300.00	$12,900.00
52B	2504.603	8” PVC FORCE MAIN (NCCW)	LIN FT	9644	$21.00	$202,524.00
62B	2504.603	16” STEEL CASING (JACKED)	LIN FT	300	$300.00	$90,000.00
70B	2506.502	CONST DRAINAGE STRUCTURE DESIGN F (NCCW)	EACH	4	$2,000.00	$8,000.00
76B	2511.501	RANDOM RIPRAP CLASS III	CU YD	60	$40.00	$2,400.00

EXHIBIT A

ITEM NO.	SPEC. REF.	ITEM DESCRIPTION	UNITS	EST. QUAN.	UNIT PRICE	EXTENDED PRICE
83B	2553.501
92B	2575.501
94B	2575.502
95B	2575.502
98B	2575.502
99B	2575.511
102B	2575.532

TOTAL SITE PACKAGE B	$358,742.80

SITE PACKAGE C- Storm Water Outfall

ITEM NO.	SPEC. REF.	ITEM DESCRIPTION	UNITS	EST. QUAN.	UNIT PRICE	EXTENDED PRICE
1C	2021.501	MOBILIZATION	LUMP SUM	1	$1,000.00	$1,000.00
22C	2501.515	12” RC PIPE APRON	EACH	1	$380.00	$380.00
30C	2502.541	10” PERF PE PIPE DRAIN (W/SOCK)	LIN FT	1055	$18.00	$18,990.00
31C	2502.602	10” PIPE DRAIN RISER AND WYE (DRAIN TILE)	EACH	2	$450.00	$900.00
69C	2506.502	CONST DRAINAGE STRUCTURE DESIGN F (STS)	EACH	1	$1,600.00	$1,600.00
76C	2511.501	RANDOM RIPRAP CLASS III	CU YD	6	$40.00	$240.00
83C	2563.601	TRAFFIC CONTROL	LUMP SUM	1	$1,000.00	$1,000.00

TOTAL SITE PACKAGE C	$24,110.00

SITE PACKAGE D - Borrow Material Stockpiles

ITEM NO.	SPEC. REF.	ITEM DESCRIPTION	UNITS	EST. QUAN.	UNIT PRICE	EXTENDED PRICE
1D	2021.501	MOBILIZATION	LUMP SUM	1	$1,000.00	$1,000.00
6D	2105.521	GRANULAR BORROW	TON	14000	$4.00	$56,000.00
7D	2105.522	SELECT GRANULAR BORROW	TON	29000	$4.00	$116,000.00
83D	2563.601	TRAFFIC CONTROL	LUMP SUM	1	$1,000.00	$1,000.00

TOTAL SITE PACKAGE D	$174,000.00

DEDUCTIVE ALTERNATE

DEDUCTIVE ALTERNATE	$50,000.00

TIED PACKAGES	A, ALT. 2, B, C, D

TOTAL CONTRACT PRICE
(TIED PACKAGES A2, B, C AND D)	$2,940,453.35

NOTES:

1    PER AUTHORIZATION WITH RAILROAD AND CONTRACTOR, SUBBALLAST MATERIAL (ITEM NO. 10)
SHALL BE AGGREGATE BASE CLASS 5 AT THE UNIT PRICE FOR CLASS 5 ( ITEM NO. 9F)

2    SANITARY SEWER GRAVITY MAIN WORK INCLUDED (ITEMS 32, 47, AND 48) IS CURRENTLY SCHEDULED FOR CONSTRUCTION BY TWO CONTRACTORS (RILEY AND HARRIS). SANITARY SEWER MAIN WORK MAY BE REMOVED FROM THIS CONTRACT.

3    PER AGREEMENT WITH CONTRACTOR, SEEDING AND EROSION CONTROL DEVICES HAVE BEEN REMOVED FROM CONTRACT.

4    ITEM NO. 4 SHALL BE PAID FOR DRAIN TILE REMOVED BY EXCAVATION WITH BACKHOE. PIPE THAT IS REMOVED WITH SCRAPERS WILL BE INCIDENTAL TO COMMON EXCAVATION.

ASSIGNMENT OF CONTRACT FOR CONSTRUCTION

This ASSIGNMENT OF CONTRACT FOR CONSTRUCTION (the “Assignment”) is made this 30th day of March, 2007, by OTTER TAIL AG ENTERPRISES, LLC, a Minnesota limited liability company (the “Company”) in favor of MMCDC NEW MARKETS FUND II, LLC, a Delaware limited liability company (the “Lender”).

RECITALS

A.            Company and Lender have entered into a Construction and Term Loan Agreement dated as of March 30, 2007 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender will make certain loans to Company for the purposes of acquiring, constructing, equipping, and furnishing an ethanol production facility to be located near the City of Fergus Falls, Otter Tail County, Minnesota (the “Project”).

B.            As a condition to extending the loans to Company, Lender has required the execution of this Assignment by Company.

AGREEMENT

Accordingly, in consideration of the foregoing, the parties agree as follows:

1.             Company does hereby grant, assign, transfer and set over unto the Lender all of its right, title and interest in and to that certain Contract for Construction dated October 24, 2006 (the “Contract”) by and between Company and Riley Bros. Construction, Inc., a Minnesota corporation, doing business as Riley Brothers Companies, with a registered address of East 7th Street & Highway 59 Bypass, Morris, Minnesota 56267 (“Contractor”), providing for certain grading, streets, sewer and utility work and other services necessary to complete the work described in the Contract, a true and correct copy of which is attached to this Assignment as Exhibit A.

2.             Company agrees that Lender does not assume any of the obligations or duties of Company under and with respect to the Contract unless and until Lender gives Contractor and Company written notice that it has affirmatively exercised its right to performance under the Contract following the occurrence of an Event of Default under the Loan Agreement, which has not been cured within the applicable grace period, if any. In the event that Lender does not personally undertake to complete the Project or perform under the Contract, Lender has no liability whatsoever for the performance of any such obligations or duties. For the purpose of performing under the Contract, Lender may, in its absolute discretion, reassign its right, title and interest in the Contract, upon notice to Contractor and the Company, but without any requirement of Company’s consent.

3.             Company represents and warrants there have been no prior assignments of the Contract, that the Contract is a valid and enforceable agreement, and that neither Company nor Contractor is in default thereunder and that all covenants, conditions and agreements have been performed as required therein, except those not due to be performed until after the date hereof.

Except as permitted by the Loan Agreement, Company agrees that no material change in the terms thereof shall be valid without the prior written approval of Lender, which approval shall not be unreasonably withheld. Company agrees not to assign, sell, pledge, mortgage or otherwise transfer or encumber its interest in the Contract so long as this Assignment is in effect, except as otherwise permitted under the Loan Agreement.

4.             Company hereby irrevocably constitutes and appoints Lender as its attorney-in-fact to demand, receive and enforce Company’s rights with respect to the Contract, to make payments under the Contract and to give appropriate receipt, releases and satisfactions for and on behalf of and in the name of Company, at the option of Lender in the name of Lender, with the same force and effect as Company could do if this Assignment had not been made.

5.             This Assignment shall constitute a perfected, absolute and present assignment, provided that Lender shall have no right under this Assignment to take any actions under paragraph 4 of this Assignment or to enforce the provisions of this Assignment or the Contract until an Event of Default occurs under the Loan Agreement, which has not been cured within the applicable grace period, if any. Upon the occurrence of any such Event of Default, Lender may, without affecting any of its rights or remedies against Company under any other instrument, document, or agreement exercise its rights under this Assignment as Company’s attorney-in-fact in any manner permitted by law.

6.             Company hereby agrees to indemnify and hold Lender harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments, and reasonable costs and expenses, including without limitation reasonable attorneys’ fees, to which Lender may become exposed, or which Lender may incur, in exercising any of its rights under this Assignment.

7.             Upon the repayment in full of all obligations due Lender by Company under the Loan Agreement, the assignment granted herein shall terminate and all rights, title and interest in and to the Contract shall revert back to Company. Upon any such termination, Lender will, at the expense of Company, execute and deliver to Company such documents as Company shall reasonably request to evidence the termination of the assignment.

8.             Subject to the aforesaid limitation of further assignment by Company, this Assignment shall be binding upon Company, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns.

9.             This Assignment can be waived, modified, amended, terminated or discharged only explicitly in writing signed by Lender and Company. A waiver signed by Lender shall be effective only in a specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Lender’s rights or remedies hereunder. All rights and remedies of Lender shall be cumulative and shall be exercised singularly or concurrently, at Lender’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise of enforcement of any other.

10.           The Company agrees that the Lender may, without the consent of the Company, assign its right, title and interest in the Contract to any Persons succeeding to Lender’s interest

(or any part thereof) under the Loan Agreement and any other Loan Documents, upon written notice to the Company, and any such assignment shall be valid and binding upon the Company. Nothing in this paragraph 10 shall modify any obligation of the Lender to provide notice to the Contractor or obtain the consent of the Contractor to an assignment of such interest as provided in the Contract.

11.           All capitalized terms used in this Assignment, but not otherwise defined herein, shall have the meanings as set forth in the Loan Agreement.

[Signature contained on following page]

IN WITNESS WHEREOF, the Company has executed this Assignment of Contract for Construction effective on the date first stated above.

COMPANY:

OTTER TAIL AG ENTERPRISES, LLC,
a Minnesota limited liability company

By: Jerry Larson
Its: President

EXHIBIT A

Contract for Construction
by and between Company and Contractor

CONTRACTOR’S ACKNOWLEDGMENT AND CONSENT

In consideration of the Lender making the loan to the Company as described in the foregoing Assignment of Contract for Construction (the “Assignment”), and notwithstanding any provision to the contrary in the Contract, the undersigned (the “Contractor”) hereby consents to the Assignment and acknowledges and agrees with Lender as follows:

1.             Contractor has read the Assignment and this Contractor’s Acknowledgment and Consent (the “Consent”) and understands all of the provisions therein and herein.

2.             Contractor has entered into a contract with the Company, a true and correct copy of which is attached as Exhibit A (the “Contract”), pursuant to which the Contractor has agreed to furnish and perform certain grading, streets, sewer and utilities and other services in connection with construction of the Project.

3.             The Contract is in full force and effect and has not been amended or assigned, and no event has occurred or failed to occur as of the date hereof which, but for the passage of time or the giving of notice or both, would be a default thereunder.

4              The Assignment is a perfected, absolute and present assignment, provided that Lender has no right under the Assignment to take any actions under paragraph 4 of the Assignment or enforce the provisions of the Contract until an Event of Default occurs under the Loan Agreement, which has not been cured within the applicable grace period, if any.

5.             Upon the occurrence of an Event of Default under the Loan Agreement, which has not been cured within the applicable grace period, if any, Contractor shall at Lender’s request continue performance on Lender’s behalf under the Contract in accordance with the terms thereof, provided that Contractor shall be reimbursed in accordance with the Contract for all work, labor and materials rendered on Lender’s behalf. In the event that Lender elects to complete the Project or otherwise exercise its rights to performance under the Contract after an Event of Default by the Company under the Loan Agreement, the Contractor agrees that it will not terminate the Contract

6.             Without Lender’s specific written approval, which approval shall not be unreasonably withheld, Contractor shall not perform work pursuant to any material change order, except as otherwise provided in the Loan Agreement.

7.             Lender may enforce the obligations of the Contract with the same force and effect as if enforced by Company and may perform the obligations of Company. The Contractor will accept such performance in lieu of performance by Company and in full satisfaction of Company’s obligations of those obligations for which performance is made.

8.             Contractor will give Lender prompt written notice of any default by Company under the Contract or of Contractor’s intention to terminate the Contract. Notwithstanding any provision in the Contract to the contrary, Contractor will not terminate the Contract for any reason without sending written notice of termination to Lender and Company, and providing

Lender forty-five (45) days to cure any default under the Contract or to commence completion of construction of the Project. In the event Lender elects to complete the Project, the undersigned agrees not to terminate the Contract, so long as any defaults of the Company thereunder are cured by Lender within a reasonable time. However, nothing herein shall require Lender to cure any default of Company under the Contract.

9.             All capitalized terms used in this Acknowledgement and Consent, but not otherwise defined herein, shall have the meanings as set forth in the Loan Agreement.

Dated: 3-30, 2007

CONTRACTOR:

RILEY BROS. CONSTRUCTION, INC., a
Minnesota corporation, dba Riley Brothers Companies

By:	/s/ John Riley
Its:	V President

EXHIBIT A

SWORN CONSTRUCTION STATEMENT

SWORN CONSTRUCTION STATEMENT

OWNER: Otter Tail Ag Enterprises, LLC

PROPERTY AT: See Attached Exhibit A

IMPORTANT NOTICE: This statement must be complete as to names of all persons and companies furnishing labor and/or material on the premises herein. Any increase in cost, from changes in construction or otherwise, must be forthwith reported to the DISBURSING AGENT with additional deposits to cover such increase in cost.

	ITEMS	FURNISH BY	TOTAL COST	AMT PAID	BALANCE
1	Concrete Work/Curb & Gutter	Knight Construction	391,725.10	—	391,725.10
2	Pavement Markings	Swenston Equipment Co.	13,282.20	—	13,282.20
3	Traffic Signage	Northstar Safety, Inc.	10,800.00	—	10,800.00
4	Enviropane	Century Group	15,000.00		15,000.00
5	PVC Pipe	Fargo Water Equipment	167,427.40	28,648.64	138,778.76
6	RCP	Hancock Concrete	163,890.64	156,282.87	7,607.77
7	Pump	ND Sewage Pump Co, Inc.	20,000.00		20,000.00
8	Borrow/Class 5/etc.	Randy Mann	500,980.71	69,356.00	431,624.71
9	Dirt Work/Labor	Riley Bros. Construction, Inc	1,460,423.54	713,551.69	746,871.85
10	Borrow/Class 5/etc.	Aggregate Industries	1,825.95	1,825.95	—
11	Borrow/Class 5/etc.	Delzer Construction	156.00	156.00	—
12	Crushing	Alex Gravel Products	94,703.84	94,703.64	—
13	RCP	Johnson Farge Culvert	259.17	259.17	—
14	Bond	Willis of MN	2,500.00	2,500.00	—

		SUBTOTAL	2,842,974.55	1,067,284.16	1,775,690.39

STATE OF                          )

SS.

COUNTY OF                      )

The undersigned being first duly sworn, for himself as a duly authorized representative of                                (“Contractor”) certifies, represents, and deposes to owner and owner’s lenders and other financial sources, and says that the foregoing are the names Contractor and of all parties having contracts or subcontracts for specified portions of the work to be completed by Contractor on said property in connection with the construction of the Otter Tail Ag Enterprises, LLC ethanol plant, or material entering into the construction thereof, and the amounts due and to become due to Contractor and each of said parties, that the items mentioned include all labor and material required to complete the portion of the buildings or other construction of said project within the scope of Contractor according to plans and specifications, that there are no other contracts outstanding for work to be completed by Contractor; and that there is not due or to become due to any person for material, labor or other work of any kind done upon said project other than as above stated. The undersigned further deposes and says that no increase in the cost of construction will be made under any circumstances without furnishing information on same to the DISBURSING AGENT with additional deposits to cover such increase if the available project sources of funds are insufficient to cover the change; that, in the event of any such increase, no orders or claims will be made to said company untill such Information and additional deposits shall have been completed; that the purpose of said statement is to induce said company to pay out the proceeds of a loan or loans of up to the total project costs of $126,000,000.00 secured by one or more mortgages on said property; and that, upon payment of the specific unpaid Items listed herein, the undersigned Contractor hereby agrees to waive all claims of priority to said mortgages and will save said owner and said lenders and other financial sources harmless as priority of lien for any labor or material, furnished or to be furnished, for completion of construction

/s/ Jamey Zenzen
Contractor

The foregoing instrument was acknowledged before me this 21 day of March, 2007.

by	/s/ Jeffrey Gerald Anderson
NOTARY STAMP

Signature of Notary Pubic